Roundhill GLP-1 & Weight Loss ETF
Schedule of Investments
September 30, 2024 (Unaudited)

COMMON STOCKS - 99.8%	Shares	Value
Biotechnology - 32.1%(a)
Altimmune, Inc. (b)	216,761	$1,330,913
Amgen, Inc.	4,720	1,520,831
Biohaven Ltd. (b)	19,893	994,053
Caliway Biopharmaceuticals Co. Ltd. (b)	38,563	716,510
Gubra AS (b)	14,451	1,107,704
Immunovant, Inc. (b)	27,122	773,248
Innovent Biologics, Inc. (b)(c)	320,000	1,940,393
Regeneron Pharmaceuticals, Inc. (b)	1,173	1,233,105
Scholar Rock Holding Corp. (b)	101,679	814,449
Structure Therapeutics, Inc. - ADR (b)	41,101	1,803,923
Terns Pharmaceuticals, Inc. (b)	106,556	888,677
Viking Therapeutics, Inc. (b)	29,040	1,838,522
		14,962,328

Healthcare-Services - 1.2%
OPKO Health, Inc. (b)	387,108	576,791

Pharmaceuticals - 66.5%(a)
AstraZeneca PLC - ADR	24,967	1,945,179
Chugai Pharmaceutical Co. Ltd.	42,100	2,040,249
Corcept Therapeutics, Inc. (b)	14,833	686,471
CSPC Pharmaceutical Group Ltd.	1,052,000	819,389
Eli Lilly & Co.	8,270	7,326,724
Hanmi Pharm Co. Ltd.	5,163	1,269,331
Novo Nordisk AS - ADR	63,962	7,615,955
Pfizer, Inc.	50,781	1,469,602
Rhythm Pharmaceuticals, Inc. (b)	15,057	788,836
Roche Holding AG	7,011	2,249,039
Shionogi & Co. Ltd.	59,300	851,318
Takeda Pharmaceutical Co. Ltd. - ADR	63,471	902,558
United Laboratories International Holdings Ltd.	852,000	1,107,847
Zealand Pharma AS (b)	16,327	1,987,252
		31,059,750
TOTAL COMMON STOCKS (Cost $45,124,275)		46,598,869

SHORT-TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%	Shares
First American Government Obligations Fund - Class X, 4.82% (d)	50,822	50,822
TOTAL SHORT-TERM INVESTMENTS (Cost $50,822)		50,822

TOTAL INVESTMENTS - 99.9% (Cost $45,175,097)		46,649,691
Other Assets in Excess of Liabilities - 0.1%		28,574
TOTAL NET ASSETS - 100.0%		$46,678,265

Percentages are stated as a percent of net assets.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
PLC - Public Limited Company

(a)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(b)	Non-income producing security.
(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of September 30, 2024, the value of these securities total $1,940,393 or 4.2% of the Fund’s net assets.

(d)	The rate shown represents the 7-day annualized effective yield as of September 30, 2024.

Summary of Fair Value Disclosure as of September 30, 2024 (Unaudited)

Roundhill GLP-1 & Weight Loss ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of September 30, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$46,598,869	$–	$–	$46,598,869
Money Market Funds	50,822	–	–	50,822
Total Investments	$46,649,691	$–	$–	$46,649,691

Refer to the Schedule of Investments for further disaggregation of investment categories.